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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 25, 2002


                             ---------------------


                        PIONEER NATURAL RESOURCES COMPANY
             (Exact name of Registrant as specified in its charter)


               DELAWARE                                1-13245                              75-2702753
            (State or other                    (Commission File Number)                  (I.R.S. Employer
    jurisdiction of incorporation)                                                    Identification Number)

        5205 N. O'CONNOR BLVD.
              SUITE 1400                                                                      75039
             IRVING, TEXAS                                                                  (Zip code)
         (Address of principal
          executive offices)

       Registrant's telephone number, including area code: (972) 444-9001

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS.

99.1 Underwriting Agreement dated April 25, 2002, among Pioneer Natural Resources Company, Pioneer Natural Resources USA, Inc., Credit Suisse First Boston Corporation and J.P. Morgan Securities Inc. as the underwriters, and Raymond James & Associates, Inc. as the qualified independent underwriter.

99.2 Form of Third Supplemental Indenture, to be dated as of April 30, 2002, among Pioneer Natural Resources Company, Pioneer Natural Resources USA, Inc., as the subsidiary guarantor, and The Bank of New York, as Trustee.

99.3     Form of 7.50% Senior Notes due 2012 of Pioneer Natural Resources
         Company.

99.4 Form of Guarantee, to be dated as of April 30, 2002, of Pioneer Natural Resources USA, Inc.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PIONEER NATURAL RESOURCES COMPANY



                                            By:         /s/ Richard P. Dealy
                                               --------------------------------
                                                     Richard P. Dealy
                                                     Vice President and Chief
                                                       Accounting Officer


Date:    April 29, 2002


                                       S-1
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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                            EXHIBIT TITLE
------                            -------------
99.1     Underwriting Agreement dated April 25, 2002, among Pioneer Natural
         Resources Company, Pioneer Natural Resources USA, Inc., Credit Suisse
         First Boston Corporation and J.P. Morgan Securities Inc. as the
         underwriters, and Raymond James & Associates, Inc. as the qualified independent underwriter.

99.2 Form of Third Supplemental Indenture, to be dated as of April 30, 2002, among Pioneer Natural Resources Company, Pioneer Natural Resources USA,
         Inc., as the subsidiary guarantor, and The Bank of New York, as Trustee.

99.3     Form of 7.50% Senior Notes due 2012 of Pioneer Natural Resources
         Company.

99.4     Form of Guarantee, to be dated as of April 30, 2002, of Pioneer Natural
         Resources USA, Inc.